                                                                    EXHIBIT 10.4

                               PURCHASE AGREEMENT


          THIS PURCHASE AGREEMENT, dated as of February __, 2000, (the "Agreement"), is entered into between VIA NET.WORKS, Inc., a Delaware corporation (the "Company"), and each of those persons and entities whose names are set forth on Schedule I attached hereto (collectively, the "Purchasers" and
                 ----------
individually, a "Purchaser").

          WHEREAS, the Company and the Purchasers, who are currently holders of the Company's Series A, B-1 and C-1 voting mandatorily redeemable convertible preferred stock and Series B-2 and C-2 nonvoting mandatorily redeemable convertible preferred stock (collectively, the "Preferred Stock"), are parties to that certain Amended and Restated Stockholders Agreement, dated as of April 20, 1999 (the "Stockholders Agreement");

          WHEREAS, pursuant to Section 4.11 of the Stockholders Agreement, the Company and the Purchasers have agreed that, in connection with the Company's initial public offering, the Company would set aside not less than 5% of the securities proposed to be offered to the public for purchase by the Purchasers;

          WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 and amendments thereto (No. 333-91615) (the "Registration Statement") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"); and

          WHEREAS, the Company intends to effect an initial public offering (the "IPO") of up to 14,000,000 shares (the "Shares") of its common stock, par value $.001 per share (the "Common Stock"), 5%, or 700,000 Shares, of which are being offered to the Purchasers (the "Reserved Shares") pursuant to, and in compliance with, Section 4.11 of the Stockholders Agreement (the "Reserved Share Offering").

          NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                     REGISTRATION STATEMENT AND PROSPECTUS

          Section 1.1  Registration Statement.  The Company has prepared and
                       ----------------------
filed with the Commission, in accordance with the provisions of the Act, the Registration Statement. The Registration Statement contains two prospectuses:
(i) the U.S. prospectus (the "U.S. Prospectus") to be used in connection with the offer and sale of up to 13,300,000 Shares in the United States and Canada and the resale of a portion of such Shares into the United States during the period after the date hereof in which the Underwriters (as defined herein) are required to deliver a prospectus under the Act and (ii) a separate prospectus to be used in connection with the Reserved Share Offering (the "Reserved Share Prospectus"). In connection with the offer and sale of the Reserved Shares, the Company has prepared a preliminary Reserved Share Prospectus to be used in connection with the Reserved Share Offering and the final Reserved Share Prospectus. It is understood that the preliminary Reserved Share Prospectus and the Reserved Share Prospectus will be identical to the preliminary U.S. Prospectus and the U.S. Prospectus, respectively, except for certain substitute pages.

          The Registration Statement, as amended at the time it became effective, shall include the information (if any) deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A under the Act. The U.S. Prospectus and the Reserved Shares Prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The Company agrees that the shares issued in the Reserved Share Offering will be sold to the Purchasers at the initial public offering price listed on the cover page of the Prospectus.


                                   ARTICLE II
                               PURCHASE AND SALE

          Section 2.1  Purchase and Sale.  On the basis of the representations
                       -----------------
and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Purchaser agrees, severally and not jointly, to purchase from the Company at a price per Share of $______ (the "Purchase Price"), which Purchase Price represents the price per Share offered to the public pursuant to the IPO as set forth on the cover page of the Prospectus, the number of the Shares set forth opposite the name of such Purchaser in Schedule I attached hereto.
             ----------

          Section 2.2  Power of Attorney.  Each Purchaser shall execute and
                       -----------------
deliver to the Company a power of attorney substantially in the form attached hereto as Exhibit A (the "Power of Attorney") appointing and designating
          ---------
Catherine A. Graham and Matt S. Nydell as attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby.

          Section 2.3  Lock-Up Agreements.  Prior to, or concurrently with, the
                       ------------------
execution of this Agreement, each of the Purchasers shall have executed, or will execute, and deliver to the Company a lock-up agreement (the "Lock-Up Agreements") referred to in the Underwriting Agreement (as defined herein). The Reserved Shares offered herewith and any securities owned by the Purchasers that are convertible into or exercisable or exchangeable for Common Stock, including the Preferred Stock, shall be subject to the Lock-Up Agreements.

          Section 2.4  Delivery and Payment.  The Reserved Shares shall be
                       --------------------
represented by definitive certificates and shall be issued and delivered to the Purchasers in authorized denominations and amounts on or before the Closing Date (as defined herein), against payment on the Closing Date of the Purchase Price therefor by wire transfer of immediately available funds or by bank cashier's check. The time and date of delivery and payment for the Reserved Shares shall be 9:00 A.M., New York City time, on February __, 2000, or such other time on the same or such other date as the Company and the Purchasers shall agree in writing and the delivery and payment shall take place at the law offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109, or such other place as the Company and the Purchasers shall agree in writing.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          Section 3.1  Representations and Warranties of the Company. The
                       ---------------------------------------------
Company represents and warrants to each Purchaser that:

          (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and, to the Company's knowledge, no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act,
(iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, any Rule 462(b) Registration Statement or the Prospectus, as amended or supplemented, based upon information furnished to the Company in writing by or on behalf of any underwriter or underwriters expressly for use therein.

          (c) The Company is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority under its charter and the laws of the State of Delaware to carry on its business as described in the Prospectus and to own, lease and operate its properties, and the Company is duly qualified and is in good standing, as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (d) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not issued in violation of any preemptive or similar rights; and the Reserved Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Purchasers against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and, except as disclosed in the Registration Statement, the issuance of such Reserved Shares will not be subject to any preemptive or similar rights.

          (e) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

          (f)  The Company is not (x) in violation of its charter or by-laws or
(y) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party or by which the Company or its property is bound, except, with respect to clause (y), for any such violation or default that would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

          (g) The execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby and the application of the net proceeds from the sale of the Reserved Shares as contemplated by the Registration Statement will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except as has been obtained and except as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with, or constitute a breach of any of the terms or provisions of, or a default under (or event which, with giving of notice or lapse of time or both, would be a default under) or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company to, (A) the charter or by-laws of the Company or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, to which the Company is a party or by which the Company or its property is bound, or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or its property or, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

          (h) There are no legal or governmental proceedings pending or threatened to which the Company is or, to the knowledge of the Company, is reasonably expected to be a party or to which any of its property is or, to the knowledge of the Company, is reasonably expected to be subject, that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

          (i) This Agreement has been duly authorized, executed and delivered by the Company.

          (j) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and any of its subsidiaries, taken as a whole, (iii) the Company has not incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

          (k) There are no contracts or documents that are required to be described in the Registration Statement or to be filed as exhibits thereto which have not been so described or filed as required.

          (l) No vote or consent of any stockholder of the Company, and no consent, approval or waiver of any party to or any person entitled to any right or benefit under the charter or by-laws of the Company, any stockholders' agreements or arrangements, or any other instrument or agreement to which the Company is a party or by which it is bound or under which it is entitled to any right or benefit, except such consents, approvals or waivers which have been obtained, is required in connection with the offering, issuance, sale or purchase by you of any of the Reserved Shares under this Agreement or the consummation of any of the other transactions contemplated hereby or the application of the net proceeds from the sale of the Shares as contemplated by the Registration Statement.

          Section 3.2  Representations and Warranties of the Purchasers. Each of
                       ------------------------------------------------
the Purchasers represents and warrants to the Company that:

          (a) Such Purchaser has all necessary power and authority under all applicable provisions of law to execute, deliver and perform its obligations under this

Agreement and the Power of Attorney and to carry out their respective provisions. The execution, delivery and performance of this Agreement and the Power of Attorney by the Purchaser, the compliance by the Purchaser with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, (ii) conflict with, or constitute a breach of any of the terms or provisions of, or a default under organizational or governing documents of the Purchaser, or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Purchaser. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement and the Power of Attorney have been or will be effectively taken prior to the Closing.

          (b) This Agreement and the Power of Attorney constitute valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and (ii) as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether such agreements are considered in a proceeding at equity or at law).

          (c) Such Purchaser acknowledges and agrees that the Reserved Shares shall be subject to certain trading restrictions as more fully set forth in the Lock-Up Agreements.

          (d) Such Purchaser acknowledges and agrees that the sale and offer of the Reserved Shares being made hereunder by the Company fully complies with, and satisfies the Company's obligation under, the Stockholders Agreement and that the Company is not in violation of any provision of the Stockholders Agreement.

          (e) Such Purchaser is acquiring the Reserved Shares for its own account.


                                   ARTICLE IV
                        CONDITIONS PRECEDENT TO CLOSING

          Section 4.1  Conditions to each Purchaser's Obligations.  The
                       ------------------------------------------
obligation of each Purchaser to purchase and pay for the Reserved Shares to be delivered at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

          (i) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date;

          (ii) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration

Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission; and

          (iii) the Underwriters shall have purchased the Shares from the Company pursuant to that certain Underwriting Agreement (the "Underwriting Agreement") by and among the Company and Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and DLJdirect, as representatives of the several underwriters, and Donaldson, Lufkin & Jenrette International, Morgan Stanley & Co. International Limited, Salomon Brothers International Limited, Cazenove & Co. and Mees Pierson N.V., as Representatives of the several international managers (collectively, the "Underwriters"), and the IPO shall have closed and settled.

          Section 4.2  Conditions to the Company's Obligations. The obligation
                       ---------------------------------------
of the Company to sell and accept payment for, and deliver, the Reserved Shares to each of the Purchasers at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

          (i) Each of the Purchasers shall have delivered the executed Lock-Up Agreements and the Power of Attorney to the Company on or prior to the date of the execution of this Agreement;

          (ii) the Commission shall have declared the Registration Statement effective; and

          (iii) the Underwriters shall have purchased the Shares from the Company and IPO shall have closed and settled.


                                   ARTICLE V
                                   EXPENSES

          Each party shall pay its own expenses incurred in connection with the transactions contemplated hereby, except that the Company shall pay all fees and expenses incurred to register the Reserved Shares with the Commission and issue the Reserved Shares.


                                   ARTICLE VI
                                   TERMINATION

          This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. This Agreement may be terminated at any time on or prior to the Closing Date by either the Company or any of the Purchasers by written notice to the other if the Underwriting Agreement is terminated.

                                  ARTICLE VII
                                 MISCELLANEOUS

          Section 7.1  Governing Law.  This Agreement shall be governed in all
                       -------------
respects by the laws of the State of Delaware.

          Section 7.2  Survival.  The representations, warranties, covenants and
                       --------
agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          Section 7.3  Successors and Assigns.  Except as otherwise expressly
                       ----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

          Section 7.4  Entire Agreement.  This Agreement, the Power of Attorney,
                       ----------------
the Schedules and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          Section 7.5  Separability.  In case any provision of the Agreement
                       ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 7.6  Amendment and Waiver.  This Agreement may be amended or
                       --------------------
modified only upon the mutual written consent of the Company and the Purchasers.

          Section 7.7  Notices.  All notices required or permitted hereunder
                       -------
shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 112100 Sunset Hills Road, Suite 110, Reston, Virginia 20190,
Attention: Matt S. Nydell, General Counsel, and to a Purchaser at the address set forth on Schedule I attached hereto or at such other address as the Company
             ----------
or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

          Section 7.8  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          Section 7.9  Broker's Fees.  Each party hereto represents and warrants
                       -------------
that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of its representation in this Article VII, Section 9 being untrue.




                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth in the first paragraph hereof.


                         COMPANY:

                         VIA NET.WORKS, Inc., a Delaware Corporation

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________



                         PURCHASERS:

                         CENTENNIAL FUND V, L.P.

                         By: Centennial Holdings V, L.P., its General Partner

                             By:_________________________________
                             Name:_______________________________
                             Title:______________________________


                         CENTENNIAL HOLDINGS I, LLC

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         CENTENNIAL ENTREPRENEURS FUND V, L.P.

                         By: Centennial Holdings V, L.P., its General Partner

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         CENTENNIAL FUND VI, L.P.

                         By: Centennial Holdings VI, L.P., its General Partner

                             By:_________________________________
                             Name:_______________________________
                             Title:______________________________

                         MILLENNIAL HOLDINGS LLC

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         NORWEST EQUITY CAPITAL, L.L.C.

                         By: Itasca NEC, L.L.C., its Managing Member

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         BESSEMER VENTURE INVESTORS L.P.

                         By: Deer IV & Co. LLC

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         BESSEMER VENTURE PARTNERS IV L.P.

                         By: Deer IV & Co. LLC

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         BESSEC VENTURES IV L.P.

                         By: Deer IV & Co. LLC

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________

                         BOSTON MILLENNIA PARTNERS LIMITED PARTNERSHIP

                         By: Glen Partners Limited Partnership, its General
                             Partner

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         BOSTON MILLENNIA ASSOCIATES I PARTNERSHIP

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         RHO MANAGEMENT TRUST I

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         CITIZENS CAPITAL, INC.

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         CHESTNUT INVESTMENT ASSOCIATES 1998

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         PROVIDENCE EQUITY PARTNERS L.P.

                         By: Providence Equity Partners LLC, its General Partner

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________

                         PROVIDENCE EQUITY PARTNERS II L.P.

                         By: Providence Equity Partners LLC, its General Partner

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         BCI GROWTH V, L.P.

                         By: ______________________, its General Partner

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________


                         BCI INVESTORS, L.L.C.

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         SIS INTERNATIONAL HOLDING, INC.

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________



                         FIMA FINANCE MANAGEMENT, INC.

                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         FIRST UNION MERCHANT BANKING, LLC-1999

                         By: FUCP Management Company, LLC-1999, its Managing
                             Member

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________

                         _________________________________________
                         JOSEF VON RICKENBACH


                         _________________________________________
                         JOSHUA B. TANZER


                         _________________________________________
                         ALLYN C. WOODWARD, JR.


                         _________________________________________
                         JOHN G. PUENTE


                         _________________________________________
                         LEON SAYNAVE

                                   SCHEDULE I
                                   ----------

                             SCHEDULE OF PURCHASERS



                                                Number                  Purchase
                  Name and Address              of Shares                 Price
                  ----------------              ---------               --------
Centennial Fund V, L.P.
1428 Fifteenth Street
Denver, CO  80202

Centennial Entrepreneurs Fund V, L.P.
1428 Fifteenth Street
Denver, CO  80202

Centennial Holdings I, LLC
1428 Fifteenth Street
Denver, CO  80202

Centennial Fund VI, L.P.
1428 Fifteenth Street
Denver, CO  80202

Norwest Equity Capital, L.L.C.
2800 Piper Jaffrey Tower
222 South Ninth Street
Minneapolis, MN 55402

Millennial Holdings LLC
1428 Fifteenth Street
Denver, CO 80202

Bessemer Venture Investors L.P.
Bessemer Venture Partners IV L.P.
Bessec Ventures IV L.P.
83 Walnut Street
Wellesley Hills, MA 02481

IAI World Fund, LLC
800 La Salle Avenue
Suite 2250
Minneapolis, MN 55402

Eagle Ventures WF, LLC
800 La Salle Avenue
Suite 2250
Minneapolis, MN 55402


                                                Number                  Purchase
                  Name and Address              of Shares                 Price
                  ----------------              ---------               --------
Providence Equity Partners, L.P.
50 Kennedy Plaza 9th Floor
Providence, RI 02903

Providence Equity Partners II L.P.
50 Kennedy Plaza 9th Floor
Providence, RI 02903

BCI Growth V, L.P.
Glenpointe Centre West
Teaneck, NJ 07666

BCI Investors, L.L.C.
Glenpointe Centre West
Teaneck, NJ 07666

SIS International Holding, Inc.
12450 Fair Lakes Circle, Suite 370
Fairfax, VA 22033

FIMA Finance Management, Inc.
c/o Sadco S.A
Voltastrasse 61
P.O. Box 3328044
Zurich, Switzerland

First Union Merchant Banking, LLC-1999
One First Union Center
302 S. College Street
5th Floor
Charlotte, NC 28288-0732

Boston Millennia Partners Limited Partnership
30 Rowes Wharf, Suite 330
Boston, MA  02110
Attn:  Marty Hernon

Boston Millennia Associates I Partnership
30 Rowes Wharf, Suite 300
Boston, MA  02110
Attn:  Marty Hernon

Josef von Rickenbach
31 Fairbanks Road
Lexington, MA  02173

Chestnut Investment Associates 1998
One Financial Center, 28th Floor


                                                Number                  Purchase
                  Name and Address              of Shares                 Price
                  ----------------              ---------               --------
Boston, MA  02111
Attn:  Albert A. Holman, III

Allyn C. Woodward, Jr.
14 Meadowbrook Road
Wellesley, MA  02181-1107

Rho Management Trust I
150 West 57th Street
New York, NY  10019
Attn:  Daniele Boder

Joshua B. Tanzer
2400 Hanover Street
Palo Alto, CA 94304

Citizens Capital, Inc.
28 State Street, 15th Floor
Boston, MA  02109
Attn:  Robert E. Garrow

John G. Puente
10500 Willowbrook Drive
Potomac, MD 20854

Leon Saynave
1 Bosweg
1860 Meise
Belgium

                                   EXHIBIT A
                                   ---------

                           FORM OF POWER OF ATTORNEY

                                                                Exhibit A

                              VIA NET.WORKS, Inc.

                               Power of Attorney
                               -----------------


                               February __, 2000

Matt S. Nydell
Vice President, General Counsel and Secretary
VIA NET.WORKS, Inc.
12100 Sunset Hills Road
Suite 110
Reston, Virginia

          The undersigned (the "Purchaser") proposes to enter into a Purchase Agreement (the "Purchase Agreement") with VIA NET.WORKS, Inc., a Delaware corporation (the "Company"), pursuant to which the Company has proposed to sell to the Purchaser, and the Purchaser has proposed to buy from the Company, the number of shares of common stock, par value $0.001 per share, set forth opposite such Purchaser's name in Schedule I attached to the Purchase Agreement (the
                         ----------
"Reserved Shares") at a price per share offered to the public.

          The Purchaser acknowledges that the Company has provided the Purchaser with (i) a preliminary copy of the Purchase Agreement and (ii) a copy of the prospectus which comprises a part of the Registration Statement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

          The Purchaser hereby executes and delivers this power of attorney (this "Power of Attorney") to the persons named in the following paragraph, intending to be legally bound, for the following uses and purposes:

          The Purchaser hereby irrevocably constitutes and appoints Ms. Catherine A. Graham and Mr. Matt S. Nydell, and either of them acting singly, with full power of substitution, the true and lawful attorneys-in-fact (the "Attorneys") of the Purchaser, with full power in the name of, for and on behalf of, the Purchaser with respect to all matters arising in connection with the execution of the Purchase Agreement including, but not limited to, the power and authority to take any and all of the following actions:

          (1) To purchase from the Company pursuant to the Purchase Agreement such number of the Reserved Shares set forth opposite the Purchaser's name in
Schedule I to the Purchase Agreement;
----------

          (2) For the purpose of effecting such purchase, to execute and deliver the Purchase Agreement at the public offering price per Share to be determined by the Company together with the Underwriters, which public offering price shall be the purchase price per Reserved Share (the "Purchase Price"), provided that the Purchase Price per Reserved Share shall not be greater than [$_____];

          (3) On behalf of the Purchaser, to make the representations and warranties;

          (4) To incur any necessary or appropriate expense in connection with the purchase of the Reserved Shares;

          (5) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, instructions, certificates, letters and other writings, and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or proper in connection with or to carry out the aforesaid purchase of the Reserved Shares from the Company and the execution and delivery of the Purchase Agreement, as fully as could the Purchaser if personally present and acting; and

          (6) To sign such other documents and agreements as necessary to consummate this transaction.

          The Attorneys are hereby empowered to determine in their sole discretion the time or times when, purpose for and manner in which any power herein conferred upon them shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by them pursuant hereto. Each of the Attorneys appointed by the Purchaser herein shall have full power and authority to make and constitute in his or her place and stead a substituted attorney-in-fact, and the Purchaser hereby ratifies and confirms all that the aforesaid attorneys-in-fact or substitute or substitutes shall do pursuant to paragraphs 1 through 6 above. All actions hereunder may be taken by either one of said Attorneys or their respective substitutes.

          This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be terminated by
                           --------------------
any act of the Purchaser or by operation of law, whether by the dissolution or liquidation of any corporation or partnership if the Purchaser is a corporation or partnership, or death or incapacity of the Purchaser if the Purchaser is a natural person, or by the occurrence of any other event or events, including, without limiting the foregoing, the termination of any trust or estate for which the Purchaser is acting as a fiduciary or fiduciaries).

          This Power of Attorney shall automatically terminate as soon as the Reserved Shares being purchased by the Purchaser from the Company have been delivered and paid for as provided in the Purchase Agreement. Notwithstanding any of the foregoing provisions, if all of the transactions contemplated by the Purchase Agreement and this Power of Attorney are not completed prior to February 29, 2000, then from and after such date, the Purchaser shall have the power, upon written notice to the Attorneys, to terminate this Power of Attorney subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

          All representations and warranties of the Purchaser in Section 3.3 of
Article III of the Purchase Agreement are, with respect to the Purchaser, and will be at the Closing Date as determined in accordance with the Purchase Agreement, true and correct and will, as provided in the Purchase Agreement, survive the termination of the Purchase Agreement and the delivery of and payment for the Reserved Shares. In addition, the Purchaser has complied or will comply with all agreements required for the consummation of the transactions contemplated by the Purchase Agreement applicable to the Purchaser and has satisfied or will satisfy all conditions therein applicable to the Purchaser to be performed or satisfied by such date.

          Upon the execution and delivery of the Purchase Agreement by the Attorneys on behalf of the Purchaser, the Purchaser agrees to be bound by and to perform each and every covenant and agreement therein of the Purchaser.

          The Purchaser will immediately notify the Attorneys of the occurrence of any event which causes the representations, warranties and agreements contained herein or in the Purchase Agreement not to be true and correct and in full force and effect at the effective date of the Registration Statement and at the Closing Date.

          The Attorneys, and any of them, shall be entitled to act and rely upon any representation, warranty, agreement, statement, request, notice or instructions respecting this Power of Attorney given by the Purchaser, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained; provided, however, that any statement or notice to the Attorneys with respect to the date of delivery under the Purchase Agreement or with respect to the non-effectiveness or termination of the Purchase Agreement, or advice that the Purchase Agreement has not been executed and delivered, shall have been confirmed in writing to the Attorneys by the

Company. In acting hereunder, the Attorneys may also rely on the representations, warranties and agreements of the Purchaser made in the Purchase Agreement executed by the Attorneys on behalf of the Purchaser.

          It is understood that the Attorneys assume no responsibility or liability to any person other than to execute and deliver the Purchase Agreement on behalf of the Purchaser. The Attorneys (in such a capacity) make no representations with respect to, and shall have no responsibility for, the Registration Statement nor, except as herein expressly provided, for any aspect of the offering of Reserved Shares, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or bad faith. The Purchaser agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence or bad faith. The Purchaser agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel. The Attorneys shall serve entirely without compensation.

          If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstances in any applicable jurisdiction because it conflicts with any other provision of this Power of Attorney, or any constitution, statute or rule of public policy, or for any other reason, such finding will not render the provision unenforceable in any other case or circumstances, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

          This Power of Attorney shall be binding upon the Purchaser and its personal representatives, successors and assigns, as the case may be.

          This Power of Attorney shall be governed by the laws of the Commonwealth of Virginia, without giving effect to the choice of law provisions thereof.

          This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          Witness the due execution of the foregoing Power of Attorney as of the date written below.


Dated:  February ___, 2000                      Very truly yours,

                                                NAME OF PURCHASER



                                                ________________________________


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                                Address:

                                                ________________________________

                                                ________________________________

                                                ________________________________

                                                ________________________________






Instruction:  The signature(s) above must be notarized.  Please have a licensed
-----------                                  ---------
Notary Public execute the notarial acknowledgment on the last page of this Power of Attorney.

                            NOTARIAL ACKNOWLEDGMENT


State or Commonwealth of ________________

County/City of ________________

       On this the ___ day of ___________, 2000, before the undersigned Notary Public, personally appeared ___________________________________, proved to me on the basis of satisfactory evidence to be the person(s) who executed this instrument, and acknowledged that they subscribed their names to this instrument on their own behalf.



                                        WITNESS my hand and official seal.



                                        ____________________________________
                                        Notary's Signature



My commission expires:


_______________________